UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004
                                                 (February 10, 2004)

                                 American Ammunition, Inc.
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             (Exact name of registrant as specified in its charter)


           California                     000-32379              91-2021594
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(State or other jurisdiction           (Commission           (IRS Employer
   of incorporation)                      file number)       Identification No.)

3545 NW 71st Street
Miami, FL                                                    33147
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (305) 835-7400

                                       N/A
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          (Former name or former address, if changes since last report)

ITEM 5.  Other Events

On February 10, 2004, American Ammunition, Inc. (the "Company") executed a non-binding letter of intent to acquire the assets of Triton Ammunition Corporation. Such assets include machinery, raw materials and intellectual property rights. Triton will convey patents and licenses for the Hi-Vel and Quik-Shok lines of ammunition. For such assets, the Company is obligated to issue shares of the Company's restricted common stock valued at $1,400,000 based upon the average closing market price for the five (5) trading days ending on the third (3rd) trading day immediately prior to closing on the definitive agreement. The letter of intent is subject to further due diligence and expires if a definitive agreement is not executed on or before February 21, 2004.

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
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99.1      *    Press Release dated February 10, 2004 regarding Triton LOI.
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          *    Filed Herewith.

Item 7A. CONTROLS AND PROCEDURES.

As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.

ITEM 9.  Regulation FD Disclosure

The Company distributed a press release on or about February 11, 2004, which may be deemed to contain material non-public information regarding the Registrant specifically relating to the transaction outlined above. A copy of the release is attached hereto as an exhibit.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                               American Ammunition, Inc.
                           -------------------------
                                  (Registrant)



Date: February 11, 2004


                     By: /s/ Andres F. Fernandez
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                        Andres F. Fernandez, President, Chief Executive Officer,
                        Chief Financial Officer and Director